Exhibit 10.2
GENERAL MILLS, INC.
STOCK OPTION AWARD

AGREEMENT
OPTIONEE: [Officer]
PERNR:
This Award is made

under the General Mills, Inc. 2022 Stock Compensation

Plan (the "Plan"), and is subject to the
terms and conditions contained in the Plan document and this Stock Option Award

Agreement (“Agreement”).

The
Optionee: (i)

acknowledges receipt

of a

copy of

the Plan

and Plan

prospectus, (ii)

represents

that the

Optionee has
carefully read

and is familiar with

the provisions of

this Agreement and

the Plan, and (iii)

hereby accepts the

Stock
Option subject to

all of the

terms and conditions

set forth herein,

and in the

Plan.

If the Optionee

does not wish

to
receive the Stock Option and/or does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth

in this Agreement and

the Plan, then the Optionee must

reject this Award

via the website of the
Company’s

designated broker,

no later than

60 days following

the Grant Date.

If the Optionee

rejects this

Award,
this Award

will immediately

be forfeited

and cancelled.

The Optionee’s

exercise of

this Award

will also

constitute
the Optionee’s

acceptance of this

Award

and all terms

and conditions of

this Award,

as set forth

in this Agreement
and the Plan.
THIS AWARD,

dated on the

below Grant Date, is

made by General Mills,

Inc., (the "Company"), and

made to the

person
named above (the "Optionee" or referred to

as “I”, “you”, or “my”) (“Award”).
1.
Award

of

Stock

Option
.

The

Company

grants

to

the

Optionee

under

the

Plan

the

following

non-qualified

option

to
purchase the Company's

common stock, par

value USD 0.10

per share (“Common

Stock”). The option

granted pursuant
to this

Agreement is

referred to

as the

“Stock Option”

and subject

to the

terms in

this Agreement.

Except as

otherwise
defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
Grant Date:
Expiration Date:
Option Shares:

Exercise price per share:

Type of Stock Option:
2.
Vesting of

Stock Option; Forfeiture.
(a)
Vesting

Schedule
. The

Stock Option

shall vest

and become

exercisable in

tranches, each

tranche having

its
own 12 month vesting period occurring consecutively,

starting on the Grant Date.

Tranche

Number of Options
Scheduled Date Exercisable
(b) Forfeiture of Stock Option
. The Optionee acknowledges that

the Stock Options granted

hereunder are subject
to forfeiture, and/or

limited exercise period, if

the Optionee’s employment with the

Company or any

Subsidiary
terminates under certain circumstances, as herein provided.

(i)
Resignation

or

Termination

for

Cause.

If

the

Optionee’s

employment

with

the

Company

or

any
Subsidiary

or

affiliated

companies

is

terminated

at

any

time

prior

to

the

Expiration

Date

by

either

(i)
resignation, or (ii) a discharge due to Optionee’s

illegal activities, poor work performance, misconduct or
violation of the

Company’s

Code of Conduct,

policies or practices,

then, to the

extent the Option

Shares
are vested as of

the Termination

Date, they shall

expire three (3)

months after the

Termination

Date (but
in no event

beyond the Expiration

Date); and,

if and to

the extent the

Option Shares

are not vested

as of
the

Termination

Date,

the

unvested

portions

shall

for

no

consideration

be

cancelled

and

forfeited
immediately with no ability to be exercised. For the avoidance of doubt, “Termination

Date” for purposes
of this Award

will be deemed to occur

as of the date Optionee is no

longer actively providing services

as
an

employee,

unless

otherwise

determined

by

the

Company

in

its

sole

discretion,

and

no

vesting

shall
continue during

any notice period

that may be

specified under contract

or applicable law

with respect to

such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii) Involuntary Termination.

If the Optionee’s employment with the Company or

any Subsidiary or affiliated
companies terminates involuntarily at the initiation of the Company for any reason other than specified in
Plan

Section 11

(
Change

in

Control
),

or

(i),

(iv) or

(v)

in

this

section

2,

and

only

upon

the

execution
(without revoking) of an effective general legal release and such other documents as are satisfactory to the
Company, the following

rules shall apply:
a)
In the

event that,

at the Termination

Date, the

sum of

the Optionee’s

age and

years of

service with
the Company or

any Subsidiary or

affiliated companies

equals or exceeds

70, and (A) if,

and to the
extent, the

Stock Option

is not fully

vested, then

such unvested

tranches shall

continue to

vest and
become

exercisable

on

each

respective

Scheduled

Date

Exercisable

and

remain

so

until

the
Expiration

Date; and

(B) if,

and to

the extent,

the Stock

Option

is vested

and

exercisable, it

shall
remain so

until the

Expiration Date.

Notwithstanding

the above,

if the

Termination

Date is

within
twelve

months

of

the

Grant Date,

the

Award

shall

vest

on

a

pro

rata

basis based

on

employment
completed since grant prior

to the Termination

Date within the first year

after Grant Date, and

shall
be exercisable until the Expiration Date beginning on the

Scheduled Date Exercisable for the tranche
to which the option belongs
b)
In the event that at the Termination Date, the sum of the Optionee’s age and years of service with the
Company or any Subsidiary or affiliated

companies is less than 70, and (A)

if, and to the extent, the
Award’s

tranches

are

already

vested

and

exercisable

on

the

Termination

Date,

they

shall

remain
exercisable for the lesser of

one (1) year from the

Termination Date, or until the Expiration Date; and
(B) if,

and

to the

extent,

tranches

of the

Award

are not

vested,

solely the

unvested

tranche

of the
Award

with a Scheduled Date

Exercisable within 12 months

of the Termination

Date shall vest and
become exercisable as of the Termination

Date, in an amount equal to the

pro-rata amount based on
employment completed

during the

tranche’s

12 month

vesting period,

with such

newly-exercisable
Stock Options remaining exercisable for one (1) year

from the Termination Date.

Stock Options that
do not

become vested

and exercisable

based on

the previous

provisions shall

be forfeited

as of

the
Termination

Date.
(iii) Death.

If an Optionee dies while

employed with the Company

or any Subsidiary or

affiliated companies
during

any applicable

vesting period,

this Award

shall become

fully vested

and exercisable

upon death
and may be

exercised by the

person designated

as such Optionee’s

beneficiary or beneficiaries

or, in

the
absence of such designation, by the Optionee’s estate. The Stock Option shall remain exercisable until the
Expiration Date.
(iv) Retirement.

If the termination

of employment

is due to

the Optionee’s

retirement on

or after age

55 and
completion of at least five (5) years of Company service, this Award

’s tranches shall continue to vest and
become

exercisable

on

each

respective

Scheduled

Date

Exercisable,

remaining

exercisable

until

the
Expiration Date. Notwithstanding the above, if the Termination Date is within twelve months of the Grant
Date, the

Award

shall vest

on a

pro rata

basis based

on employment

completed since

grant prior

to the
Termination

Date within the first year

after Grant Date and

shall be exercisable until

the Expiration Date
beginning on

the Scheduled

Date Exercisable

for the

tranche to

which the

option belongs.

The terms

of
this paragraph

(iv)

shall not

apply to

an Optionee

who, prior

to a

Change of

Control,

is terminated

for
cause as described in (b)(i) above; said Optionee shall be treated as provided in (b)(i).
(v)
Spin-offs

and Other

Divestitures.

If the

termination

of employment

is due

to the

divestiture,

cessation,
transfer,

or

spin-off

of

a

line

of

business

or

other

activity

of

the

Company,

the

Committee,

in

its

sole
discretion, shall determine the conversion, vesting, or other treatment of the Stock Option.
3. Exercise of the Option.
(a) Method of Exercise . Optionee may exercise the vested portion of the Stock Option (provided the Fair Market
Value

of the shares of Common Stock exercised exceeds the exercise price) prior to the Expiration Date of the
Stock Option

or such earlier

date indicated hereunder

by delivering

a notice of

exercise in such

form as may
be

designated

by

the

Company

from

time

to

time,

or

making

the

required

electronic

election

with

the
Company’s designated broker,

and paying the exercise price and any Tax-Related

Items (as defined in section
5

below)

and

costs

to

the

Company’s

stock

plan

administrator

or

such

other

person

as

the

Company

may
designate, together with such additional documents as the Company may then require pursuant to the terms of
the Plan.

(b) Method of Payment
. Payment of

the exercise price

may be made

by one of

the methods available

under the
Company’s exercise procedures, which

may include:
(i)
Payment by cash or check.

(ii)
Payment by transfer to the Company of whole shares of Common Stock

Optionee already owns having
a Fair Market Value

determined at the time of exercise of the Stock Option equal to, but not exceeding, the exercise price and any Tax

-Related Items; and
(iii)
A “same day sale”

transaction pursuant to which

a third party (engaged

by you or the

Company) loans
funds to

you to

enable you

to purchase

shares of Common

Stock and

pay any

Tax-Related

Items, and
then sells a sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and any fees.

The remaining shares of Common Stock

and/or cash are then delivered by
the third party to the Optionee.
The Company may suspend, or

eliminate, various forms of permissible

payment of the exercise price

from time
to time in its sole discretion. Further, notwithstanding any provision within this Agreement to the contrary,

if the
Optionee

is

a

resident

or

provides

services

outside

of

the

United

States,

the

Committee

may

require

that

the
Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may

be) exercise the
Stock Option in

a method other than

as specified above, may

require the Optionee

to exercise the Stock

Option
only by means of a “same day sale” transaction (either a “sell-all” transaction or a “sell-to-cover” transaction) as it determines in its sole discretion, or

may require the Optionee to sell

any shares of Common Stock the Optionee
acquires

under

the

Plan

immediately

or

within

a

specified

period

following

the

Optionee’s

termination

of
employment with

the Company

or any

Subsidiary or

affiliated companies

(in which

case, the

Optionee hereby
agrees

that

the

Company

shall

have

the

authority

to

issue

sale

instructions

in

relation

to

such

shares

on

the
Optionee’s behalf).

(c) Responsibility for Exercise.
The Optionee is responsible for taking any and

all actions as may be required to
exercise

the

Stock

Option

in

a

timely

manner

and

for

properly

executing

any

such

documents

as

may

be
required for

exercise in

accordance with

such rules

and procedures

as may

be established

from time

to time.
The Optionee acknowledges that information regarding

the procedures and requirements for

the exercise of the
Stock Option

is available

to the

Optionee on

request. Neither

the Company

nor any

Subsidiary or

affiliated
companies shall have any duty or obligation to notify you of the Expiration

Date of the Option.
4.
Non-Transferability.

The

Stock

Option

may

not

be

sold,

assigned,

pledged,

exchanged,

hypothecated,

encumbered,
disposed

of,

or

otherwise

transferred,

unless

otherwise

provided

in

the

Plan

or

this

Agreement.

Upon

any

attempt

to
transfer, assign, pledge, hypothecate or

otherwise dispose of the Stock Option or of such rights contrary to the provisions
hereof or in the Plan, the Stock Option and such rights shall immediately become null and void.
5.
Withholding of Tax
. The Optionee acknowledges that, regardless of any

action taken by the Company or, if

different, the
Subsidiary or

affiliated company

that employs

the Optionee

(the “Employer”),

the ultimate

liability for

all income

tax,
social contributions, payroll tax,

fringe benefits tax,

payment on account,

hypothetical tax or

other tax-related items related
to

the

Optionee’s

participation

in

the

Plan

and

legally

applicable

to

the

Optionee

or

deemed

by

the

Company

or

the
Employer in their discretion to be

an appropriate charge to the

Optionee even if legally applicable to

the Company or the
Employer

(“Tax-Related

Items”),

is

and

remains

the

Optionee’s

responsibility

and

may

exceed

the

amount

actually
withheld

by

the

Company

or

the

Employer,

if

any.

The

Optionee

further

acknowledges

that

the

Company

and/or

the
Employer (a)

make no

representations or

undertakings

regarding the

treatment of

any Tax

-Related Items

in connection
with any aspect

of the Stock Option,

including, but not

limited to, the grant,

vesting, exercise and

the subsequent sale

of
shares of Common Stock

acquired pursuant to such

vesting and exercise and

the receipt of any dividends;

and (b) do not
commit to

and are under

no obligation to

structure the

terms of the

grant or any

aspect of the

Stock Option

to reduce or
eliminate the

Optionee’s

liability for

Tax-Related

Items or

achieve any

particular tax

result. Further,

if the

Optionee is
subject to Tax-Related Items in more than one jurisdiction

between the Grant Date and the date of any relevant taxable or tax

withholding

event,

as

applicable,

the

Optionee

acknowledges

that

the

Company

and/or

the

Employer

(or

former
employer, as applicable) may be required

to withhold or account for Tax

-Related Items in more than one jurisdiction.
Prior to the relevant

taxable or tax withholding

event, as applicable, the Optionee

agrees to make adequate

arrangements
satisfactory to the

Company and/or the

Employer to

satisfy all

Tax-Related Items. In this

regard, unless

otherwise approved
by the Committee, the Company shall satisfy the

obligations with regard to all Tax-Related Items by one or

a combination
of

the

following:

(i)

withholding

from

the

Optionee’s

wages

or

other

cash

compensation

paid

to

the

Optionee

by

the
Company and/or the Employer; (ii) withholding from the shares of Common Stock to be delivered upon settlement of the

Stock Option or other awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of Common Stock.
Depending

on

the

withholding

method,

the

Company

may

withhold

or

account

for

Tax-Related

Items

by

considering
applicable statutory

withholding rates

(as determined

by the

Company

in good

faith and

in its

sole discretion)

or other
applicable withholding rates, including maximum applicable rates,

in which case the

Optionee will receive a refund

of any
over-withheld

amount

and

will have

no

entitlement

to

the

share

equivalent.

If

the

obligation

for

Tax-Related

Items

is
satisfied

by

withholding

from

the

shares

of

Common

Stock

to

be

delivered

upon

vesting

of

the

Stock

Option,

for

tax
purposes, the

Optionee is

deemed to

have been

issued the

full number

of shares

of Common

Stock subject

to the

Stock
Option, notwithstanding that a number of

shares of Common Stock are

held back solely for the

purpose of paying the Tax-
Related Items. The Optionee will have

no further rights with respect to any

shares of Common Stock that are retained

by
the Company pursuant to this provision.
The Optionee agrees

to pay to the

Company or the

Employer any amount

of Tax

-Related Items that the

Company or the
Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be
satisfied by

the means

previously described.

The Company

may refuse

to issue

or deliver

shares of

Common Stock

or
proceeds from

the sale

of shares

of Common

Stock until

arrangements satisfactory

to the

Company have

been made

in
connection with the Tax

-Related Items.
6.
Restrictive

Covenants;

Confidential Information.
The Optionee

agrees to

cooperate with

the Company

in any

way
needed in order to comply with, or fulfill the terms of the Plan and this Grant document.

As a term and condition of this
Grant, Optionee agrees to the following terms:
a.
I agree to use

General Mills Confidential

Information only as needed

in the performance of

my duties,
to

hold

and

protect

such

information

as

confidential

to

the

Company,

and

not

to

engage

in

any
unauthorized

use

or

disclosure

of

such

information

for

so

long

as

such

information

qualifies

as
Confidential

Information.

I

agree

that

after

my

employment

with

the

Company

terminates

for

any
reason,

including

“retirement”

as that

term

is used

in

the Plan,

I

will not

use

or disclose,

directly

or
indirectly,

Company

Confidential Information

or trade

secrets for

any purpose,

unless I

get the

prior
written consent of my manager to do so.
This document

does not

prevent me

from filing

a complaint

with a

government agency

(including the
Securities

and

Exchange

Commission,

Department

of

Justice,

Equal

Employment

Opportunity
Commission and

others) or

from participating

in an

agency proceeding.

This document

also does

not
prevent

me

from

providing

an

agency

with

information,

including

this

document,

unless

such
information

is

legally

protected

from

disclosure

to

third

parties.

I

do

not

need

prior

company
authorization to take these actions, nor must I notify the company I have done

so.
Also, as provided

in 18 U.S.C.

1833(b), I

cannot be held

criminally or civilly

liable under any

federal
or state

trade secret

law for

making a

trade secret

disclosure: (A)

in confidence

to a

federal, state,

or
local

government

official,

either

directly

or

indirectly,

or

to

an

attorney,

solely

for

the

purpose

of
reporting or investigating a suspected violation of law; or

(B) in a complaint or other document filed in
a lawsuit or other proceeding, if such filing is made under seal.
General

Mills

Confidential

Information

means

any

non-public

information

I

create,

receive,

use

or
observe

in

the

performance

of

my

job

at

General

Mills,

including

trade

secrets.

Examples

of
Confidential Information include marketing, merchandising, business plans,

business methods, pricing,
purchasing,

licensing,

contracts,

employee,

supplier

or

customer

information,

financial

data,
technological developments,

manufacturing processes

and specifications,

product formulas, ingredient
specifications, software

code, and

all other

proprietary

information which

is not

publicly available

to
others.
Prior to leaving

the Company,

I agree to

return all materials

in my possession

containing Confidential
Information, as well

as all other

documents and other

tangible items provided

to me by

General Mills,
or developed by me in connection with my employment with the Company.
b. [
This

Section

6.b.

does

not

apply

to

California,

Colorado,

Minnesota,

and

Washington

-based
employees.
] I agree that for one year after I leave the Company, including retiring from the Company,

I
will not

work

on

any

product,

brand

category,

process,

or

service:

(A)

on

which

I

worked,

or

about
which

I

had

access

to

Confidential

Information,

in

the

year

immediately

preceding

my

termination

(including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.

c.
I agree that for one year after I leave General Mills, including retiring from the Company,

I will refrain
from directly

or indirectly

soliciting Company

employees for

the purpose

of hiring

them or

inducing
them to leave their employment with the Company.
d.
I agree that after I

leave General Mills, including

retiring from the Company,

I will indefinitely refrain
from

using

Company

client

or

contact

lists,

and

for

two

years

I

will

refrain

from

soliciting

the
Company’s customers.
A breach of

the obligations set forth

in this paragraph

may result in the

rescission of the Grant,

termination and
forfeiture of

any unvested

or un-exercised

Options, and/or

required payment

to Company

of all

or a

portion of
any monetary gains acquired

by Optionee as a

result of the Grant, unless

the Grant vested and

was settled more
than four

(4) years

prior to

the breach.

The foregoing

remedies are

in addition

to, and

not in lieu

of injunctive
relief and/or any other legal or equitable remedies available under applicable law.
7.
Nature of Grant . In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)
the Plan is established voluntarily by the Company,

it is discretionary in nature and it may be modified,
amended, suspended

or terminated

by the

Company,

in its

sole discretion,

at any

time (subject

to any
limitations set forth in the Plan);
(b)
the grant

of the Stock

Option is voluntary

and occasional

and does not

create any

contractual or

other
right to receive future grants

of stock options, or benefits

in lieu of stock options,

even if stock options
or other awards have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Optionee’s participation

in the Plan is voluntary;
(e)
the Stock Option

and the Optionee’s

participation in the Plan

shall not create a

right to employment or
be

interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its

Subsidiaries

or
affiliated

companies

and

shall

not

interfere

with

the

ability

of

the

Company

or

the

Employer,

as
applicable, to terminate the

Optionee’s employment

relationship (as otherwise may

be permitted under
local law);
(f)
unless otherwise agreed with

the Company, the Stock Option and

any shares of

Common Stock acquired
upon vesting and exercise of the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any of
any Subsidiary or affiliate of the Company;
(g)
the Stock Option

and any shares

of Common

Stock acquired under

the Plan and

the income and

value
of same,

are not

part of

normal or

expected compensation

for purposes

of calculating

any severance,
resignation,

termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service
awards,

pension

or

retirement

or

welfare

benefits

or

similar

payments

and

in

no

event

should

be
considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or affiliate of the Company;
(h)
the

future

value

of

the

shares

of

Common

Stock

underlying

the

Stock

Option

is

unknown,
indeterminable, and cannot be predicted with certainty;

(i)
if the underlying shares of Common Stock do not increase in value, the Stock

Option will have no
value;

(j)
upon exercise of the Stock Option, the value of such shares of Common Stock may increase or decrease
in value, even below the exercise price;

(k)
no

claim

or

entitlement

to

compensation

or

damages

shall

arise

from

forfeiture

of

the

Stock

Option
resulting from

termination of

the Optionee’s

employment (for

any reason

whatsoever and

whether or

not in

breach of

local labor

laws or later

found invalid)

and, in

consideration of

the Stock

Option, the
Optionee agrees not to institute any claim against the Company or the Employer;
(l)
the Stock Option and

the rights evidenced by

this Agreement do

not create any entitlement

not otherwise
specifically

provided for

in the

Plan to

have the

Stock Option

transferred

to, or

assumed by,

another
company,

nor

to

be

exchanged,

cashed

out

or

substituted

for,

in

connection

with

any

corporate
transaction affecting the shares of Common Stock; and
(m)
neither the

Company nor

any of its

Subsidiaries or

affiliated companies

shall be liable

for any

foreign
exchange rate fluctuation between the Optionee’s

local currency and the U.S. dollar that may affect the
value

of the

Stock Option

or any

amounts due

to

the Optionee

pursuant

to the

exercise of

the Stock
Option

or

the

subsequent

sale

of

any

shares

of

Common

Stock

acquired

upon

exercise

of

the

Stock
Option.
8.
Data

Privacy
.
If

the Optionee

would

like

to participate

in the

Plan,

the Optionee

will need

to review

the

information
provided in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the
Company and the third parties stated below.

If the Optionee is

based in the European

Union (“EU”), European

Economic Area

(“EEA”) or United Kingdom,

please
note

that General

Mills, Inc.

with registered

address

at

One

General

Mills Boulevard,

Minneapolis,

MN 55426

-1347,
U.S.A., is the controller responsible

for the processing of the Optionee’s

personal data in connection with the Agreement
and the Plan.
(a)
Data Collection

and Usage.

The Company

collects, processes,

uses and

transfers certain

personally-
identifiable

information

about

the

Optionee,

specifically,

the

Optionee’s

name,

home

address

and
telephone

number,

email

address,

date

of

birth,

social

insurance,

passport

number

or

other
identification

number,

salary,

nationality,

job

title,

any

shares

of

Stock

or

directorships

held

in

the
Company or

any affiliated

company,

details of

all Stock

Options or

any other

entitlement to

shares of
Stock

awarded,

canceled,

exercised,

settled,

vested,

unvested

or outstanding

in the

Optionee’s

favor,
which the Company

receives from

the Optionee or

the Employer (the

“Data”). The Company

collects,
processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual

obligations

under

this
Agreement,

implementing,

administering

and

managing the

Optionee’s

participation

in the

Plan

and
facilitating compliance with applicable tax and securities law.

If the

Optionee is

based in

the EU,

EEA or

United Kingdom,

the legal

basis for

the processing

of the
Data

by

the

Company

is

the

necessity

of

the

processing

for

the

Company

to

perform

its

contractual
obligations

under

this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of
managing

the

Plan,

administering

employee

equity

awards

and

complying

with

its

contractual

and
statutory obligations.

If the Optionee

is based in

any other jurisdiction,

the legal basis

for the processing

of the Data

by the
Company is the Optionee’s

consent as further described below.
(b)
Stock

Plan

Administration

Service

Providers.

The

Company

transfers

Data

to

E*TRADE

Financial
Corporate

Services,

Inc.

(including

its

affiliated

companies),

an

independent

service

provider

which
assists the

Company with the

implementation, administration and management

of the

Plan.

In the future,
the Company

may select a

different service

provider,

which will

in a similar

manner,

share Data

with
such service

provider.

The Company’s

service provider

will maintain

an account

for the

Optionee to
administer the Stock Options.

The processing of

Data will take place

through both electronic

and non-
electronic means.

Data will only

be accessible by

those individuals requiring

access to it

for purposes
of implementing, administering and operating the Plan.
(c)
International Data Transfers. The Company and its service

providers are based in the United States and
India. The Optionee’s

country or jurisdiction may have different data privacy laws and protections than the

United

States

and

India.

An

appropriate

level

of

protection

can

be

achieved

by

implementing
safeguards such as the Standard

Contractual Clauses adopted by the EU Commission.
If

the

Optionee

is

based

in

any

other

jurisdiction,

the

Data

will

be

transferred

from

the

Optionee’s
jurisdiction to the Company and onward from

the Company to any of its service providers based on the
Optionee’s

consent, as further described below.

(d)
Data Retention. The Company will use the Data

only as long as necessary to implement, administer

and
manage

the

Optionee’s

participation

in

the

Plan,

or

as

required

to

comply

with

legal

or

regulatory
obligations,

including

tax

and

securities

laws.

When

the

Company

no

longer

needs

the

Data,

the
Company will remove it from its systems.

If the Company keeps data longer,

it would be to satisfy legal
or regulatory

obligations and

the Company’s

legal basis would

be relevant

laws or regulations

(if the
Optionee is

in the

EU, EEA

or United

Kingdom) or

the Optionee’s

consent (if

the Optionee

is outside
the EU, EEA or United Kingdom).
(e)
Data

Subject

Rights.

The

Optionee

may

have

a

number

of

rights

under

data

privacy

laws

in

the
Optionee’s

jurisdiction. Subject to the conditions set out in the applicable law and depending on where
the Optionee is

based, such rights

may include the

right to (i) request

access to, or copies

of, the Data
processed by the Company, (ii) rectification

of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing

of Data,

(v) object

to the

processing

of Data

for legitimate

interests, (vi)

portability of
Data, (vii)

lodge complaints

with competent

authorities in

the Optionee’s

jurisdiction, and/or

to (viii)
receive a list with

the names and addresses

of any potential recipients

of Data. To

receive clarification
regarding these

rights or to exercise these rights, the Optionee can contact

HR Direct.
(f)
Necessary Disclosure

of Personal

Data. The

Optionee understands

that providing

the Company

with
Data is necessary for

the performance of

the Agreement

and that the Optionee’s

refusal to provide

the
Data would

make it impossible

for the Company

to perform its

contractual obligations

and may affect
the Optionee’s

ability to participate in the Plan.
(g)
Declaration of

Consent (if

the Optionee

is outside

the EU,

EEA and

United Kingdom).

The Optionee
hereby

unambiguously consents

to the

collection, use

and transfer,

in electronic

or other

form, of

the
Data, as described above and in any other grant materials, by and among, as applicable, the Employer,
the Company and any affiliated company for the exclusive

purpose of implementing, administering and
managing the Optionee’s

participation in the Plan. The Optionee understands that

the Optionee may, at
any time, refuse or withdraw the consents

herein, in any case without cost, by contacting

HR Direct.

If
the

Optionee

does

not

consent

or

later

seeks

to

revoke

the

Optionee’s

consent,

the

Optionee’s
employment

status

or

service

with the

Employer

will

not

be

affected;

the

Optionee’s

consequence

of
refusing or

withdrawing consent is

that the Company

would not be

able to award

the Stock Options

to
the

Optionee

or

any

other

equity

award

to

the

Optionee

or

administer

or

maintain

such

awards.

Therefore,

the Optionee

understands that

refusing

or withdrawing

consent

may affect

the Optionee’s
ability to

participate in

the Plan.

For more

information on

the consequences

of refusal

to consent

or
withdrawal of consent, the Optionee should contact HR Direct.
9.
Insider Trading; Market Abuse Laws . By participating in the Plan, the Optionee agrees to comply with the Company’s policy

on

insider

trading

(to

the

extent

that

it

is

applicable

to

the

Optionee),

the

Optionee

further

acknowledges

that,
depending on the Optionee’s

or his or her broker’s country of residence

or where the shares of Common Stock are listed,
the Optionee may be subject to insider trading restrictions and/or market abuse laws that may affect the Optionee’s ability
to accept,

acquire, sell or

otherwise dispose

of shares

of Common

Stock, rights

to shares

of Common

Stock (e.g.,

stock
options) or

rights linked to

the value

of shares of

Common Stock,

during such

times the

Optionee is considered

to have
“inside information” regarding the Company as

defined by the laws

or regulations in the Optionee’s country. Local insider
trading laws and

regulations may prohibit

the cancellation or

amendment of orders

the Optionee places

before he or

she
possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to
any third party (other than on a “need to know” basis) and

(ii) “tipping” third parties or causing them otherwise to buy

or
sell securities. The Optionee understands

that third parties include fellow

employees. Any restriction under these

laws or
regulations

are

separate

from

and

in

addition

to

any

restrictions

that

may

be

imposed

under

any

applicable

Company
insider trading policy.

The Optionee acknowledges

that it is the

Optionee’s

responsibility to comply

with any applicable
restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor on this matter
10.
11.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
Electronic Delivery
. The Optionee agrees, to the fullest extent permitted by

law, in lieu of receiving documents

in paper
format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver

in

connection

with

this

grant

and

any

other

grants

offered

by

the

Company,

including

prospectuses,

grant
notifications,

account

statements,

annual

or

quarterly

reports,

and

other

communications.

Electronic

delivery

of

a
document

may

be

made

via

the

Company’s

email

system

or

by

reference

to

a

location

on

the

Company’s

intranet

or
website or

a website

of the

Company’s

agent administering

the Plan.

By accepting

this grant,

whether electronically

or

otherwise, the Optionee hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
12.
English Language
. The

Optionee acknowledges

and agrees

that it

is the

Optionee’s

express intent

that this

Agreement
and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Stock
Option be drawn up in English. To

the extent the Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
13.
Addendum
. Notwithstanding

any provisions

in this

Agreement, the

Stock Option

shall be

subject to

any special

terms
and

conditions

set

forth

in

the

Country-Specific

Addendum

to

this

Agreement

(the

“Addendum”).

Moreover,

if

the
Optionee transfers to one

of the countries included

in such Addendum, the special

terms and conditions for such

country
will apply

to the

Optionee,

to the

extent

the Company

determines

that

the application

of such

terms and

conditions

is
necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative

terms

and

conditions

as

may

be

necessary

or

advisable

to

accommodate

the

Optionee’s

transfer).

The
Addendum constitutes part of this Agreement.
14.
Not a Public

Offering
. The award

of the Stock

Option is not

intended to be

a public offering

of securities in

the Optionee’s
country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the

local securities authorities (unless otherwise

required under local law), and the award
of the Stock

Option is not

subject to the

supervision of

the local securities

authorities. No

employee of

the Company

or
any of its Subsidiaries or affiliated companies is permitted to advise the Optionee on whether he/she should participate in
the Plan.

Acquiring

shares of

Common

Stock involves

a degree

of risk.

Before deciding

to participate

in the

Plan, the
Optionee should carefully

consider all risk factors

relevant to the acquisition

of shares of Common

Stock under the Plan
and carefully review all of the materials related to the Stock Option and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.
15.
Repatriation;

Compliance

with

Law
.

The

Optionee

agrees

to

repatriate

all

payments

attributable

to

the

shares

of
Common Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Optionee’s country

of employment (and country of residence, if different).

In addition, the Optionee agrees to take
any and

all actions,

and consent

to any

and all

actions taken

by the

Company and

any of

its Subsidiaries

and affiliated
companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local

laws,

rules

and/or

regulations

in

the

Optionee’s

country

of

employment

(and

country

of

residence,

if

different).
Finally,

the

Optionee

agrees

to

take

any

and

all

actions

as

may

be

required

to

comply

with

the

Optionee’s

personal
obligations under local laws, rules and/or

regulations in the Optionee’s

country of employment and country of

residence,
if different).
16.
Imposition of

Other Requirements.
The Company

reserves the

right to

impose other

requirements on

the Optionee’s
participation in the Plan, on the Stock Option, and on any shares of Common Stock acquired under the Plan, to the extent the Company

determines it

is necessary

or advisable

for legal

or administrative

reasons, and

to require

the Optionee

to
sign any additional agreements or undertakings that may be necessary to accomplish the foregoing
.
17.
Committee’s

Powers.
No

provision

contained

in

this

Agreement

shall

in

any

way

terminate,

modify

or

alter,

or

be
construed

or

interpreted

as

terminating,

modifying

or

altering

any

of

the

powers,

rights

or

authority

vested

in

the
Committee or, to the

extent delegated, in

its delegate, pursuant

to the

terms of the

Plan or resolutions

adopted in furtherance
of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Stock
Option.

Any

dispute

regarding

the

interpretation

of

this

Agreement

or

the

terms

of

the

Plan

shall

be

submitted

to

the
Committee or

its delegate

who shall

have the

discretionary authority

to construe

the terms

of this

Agreement, the

Plan,
and all documents ancillary to

this Award.

The decisions of the Committee

or its delegate shall be final

and binding and
any reviewing court of law or

other party shall defer to its

decision, overruling if, and only if,

it is arbitrary and capricious.
In no

way is

it intended

that this

review

standard subject

the Plan

or Award

to the

U.S. Employee

Retirement

Income
Security Act.
18.
Binding Effect.

This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all
persons lawfully claiming under the Optionee.
19.
Governing

Law

and

Forum
.

Without

limiting

the

effect

of

section

16,

this

Agreement

shall

be

governed

by,

and
construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

20.
Severability
. The provisions of

this Agreement are severable

and if any one

or more of the provisions

are determined to
be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be

enforceable

to

the

maximum

extent

legally

possible,

and

if

it

cannot

be

so

reformed

and

construed,

as

if

such
unenforceable provision, or part thereof, had never been contained herein.
21.
Waiver
. The waiver by the Company with respect to Optionee’s (or any other optionee’s)

compliance with any provision
of

this

Agreement

shall

not

operate

or

be

construed

as

a

waiver

of

any

other

provision

of

this

Agreement,

or

of

any
subsequent breach by such party of a provision of this Agreement
A

copy

of

the

Plan

and

the

Prospectus

to

the

General

Mills,

Inc.

2022

Stock

Compensation

Plan

is

available

on

G&Me

by
searching “2022 Stock Compensation

Plan”.

A copy of the Company’s

latest Annual Report on Form 10-K is

also available on
the Company’s website at www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.

GENERAL MILLS, INC.
STOCK OPTION AWARD

AGREEMENT
OPTIONEE: [CEO]
PERNR:
This Award

is made

under the

General Mills,

Inc. 2022

Stock Compensation

Plan (the "Plan"),

and is subject

to the

terms
and conditions contained

in the Plan

document and this

Stock Option Award

Agreement (“Agreement”).

The Optionee: (i)
acknowledges receipt

of a

copy of

the Plan

and Plan

prospectus, (ii)

represents

that the

Optionee has

carefully read

and is
familiar with

the provisions

of this

Agreement

and the

Plan, and

(iii) hereby

accepts the

Stock Option

subject to

all of

the
terms and conditions set forth herein, and in the Plan.

If the Optionee does not wish to receive the Stock Option and/or does not consent

and agree

to the terms

and conditions

on which

the Stock

Option is offered,

as set

forth in this

Agreement and
the Plan, then the Optionee must

reject this Award via the website of the Company’s designated broker, no later than 60 days following the

Grant Date.

If the Optionee

rejects this

Award,

this Award

will immediately

be forfeited

and cancelled.

The
Optionee’s exercise

of this Award

will also constitute

the Optionee’s

acceptance of this

Award

and all terms

and conditions
of this Award, as set forth

in this Agreement and the Plan.
THIS AWARD,

dated on the below Grant Date, is made

by General Mills, Inc., (the "Company"), and made to the

person named
above (the "Optionee" or referred to as “I”,

“you”, or “my”) (“Award”).
1.
Award

of Stock Option
. The Company grants

to the Optionee under

the Plan the following

non-qualified option to

purchase the
Company's common

stock, par

value USD

0.10 per

share (“Common

Stock”). The

option granted

pursuant to

this Agreement

is
referred to as the “Stock Option” and subject to the

terms in this Agreement.

Except as otherwise defined herein, capitalized terms
shall have the same meanings ascribed to them under the Plan.
Grant Date:
Expiration Date:
Option Shares:
Exercise Price per share:
Type of Stock Option:
2.
Vesting of

Stock Option; Forfeiture of Stock Option.
(c)
Vesting

Schedule
. The

Stock Option

shall vest

and become

exercisable in

tranches, each

tranche having

its own

12
month vesting period occurring consecutively,

starting on the Grant Date.

Tranche

Number of Options
Scheduled Date Exercisable
(d)
Forfeiture

of

Stock

Option
.

The

Optionee

acknowledges

that

the

Stock

Options

granted

hereunder

are

subject

to
forfeiture, and/or limited exercise

period, if the Optionee’s employment with

the Company or

any Subsidiary terminates
under certain circumstances, as herein provided.

(vi)
Termination

for Cause.

If the

Optionee’s

employment with

the Company

is terminated

at any

time prior

to the
Expiration Date by a

discharge due to Optionee’s illegal activities,

poor work performance, misconduct

or violation
of the

Company’s

Code of Conduct,

policies or

practices, then,

to the

extent the Stock

Option is

vested as of

the
Termination

Date, those tranches shall expire three (3) months after the Termination

Date (but in no event beyond
the

Expiration

Date);

and,

if and

to

the extent

the Stock

Option

is not

fully

vested

as of

the

Termination

Date,
tranches not

fully vested

shall for

no consideration

be cancelled

and forfeited

immediately with

no ability

to be
exercised. For the avoidance

of doubt, “Termination

Date” for purposes of this

Award

will be deemed to occur

as
of the date

Optionee is no

longer actively providing

services as an

employee, unless otherwise

determined by the
Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under
contract or applicable law with respect to such termination, including any “garden leave” or similar period, except
as may otherwise be permitted in the Company’s

sole discretion.

(vii)
Involuntary

Termination/Early

Retirement.

If

the

Optionee’s

employment

by

the

Company

terminates
involuntarily at the initiation

of the Company for any

reason other than specified

in Plan Section 11,

or (i), (iv) or
(v) herein or if the Participant retires on

or after age 55 but before age 62,

and (A) if, and to the

extent, the Award’s
tranches are already vested and exercisable on the Termination Date, they shall remain exercisable for the lesser of one (1) year from

the Termination

Date, or until the

Expiration Date; and (B)

if, and to the extent,

tranches of the
Award

are

not

vested,

solely

the

unvested

tranche

of

the

Award

with

a

Scheduled

Date

Exercisable

within

12
months of the Termination

Date shall vest and become exercisable as of the Termination

Date, in an amount equal
to the pro-rata amount based

on actual employment completed during

the tranche’s 12

month vesting period, with
such newly-exercisable

Stock Options

remaining exercisable

for one

(1) year

from the

Termination

Date.

Stock
Options that

do not

become vested

and exercisable

based on

the previous

provisions shall

be forfeited

as of

the
Termination

Date.

No

Stock

Options

shall

vest

upon

involuntary

termination

under

this

provision

without

the
execution (without revoking)

of an effective

general legal release

and such other

documents as are

satisfactory to
the Company.
(viii) Death.

If an Optionee dies while employed with the Company or any Subsidiary or affiliated companies during
any

applicable

vesting

period,

this

Award

shall

become

fully

vested

and

exercisable

upon

death

and

may

be
exercised

by

the

person

designated

as

such

Optionee’s

beneficiary

or

beneficiaries

or,

in

the

absence

of

such
designation, by the Optionee’s estate. The

Stock Option shall remain exercisable until the Expiration Date.
(ix) Normal Retirement.

If the termination of employment is due to retirement on or after age 62, this Award’s
tranches shall continue to vest and become exercisable on each respective Scheduled

Date Exercisable, remaining
exercisable until the Expiration Date. Notwithstanding the above,

if the Termination Date is within twelve
months of the Grant Date, the Award

shall vest on a pro rata basis based on employment completed from Grant
Date to the Termination

Date within the first year after Grant Date and shall be exercisable until the Expiration
Date beginning on the Scheduled Date Exercisable for the tranche to which the option belongs. Stock Options
that do not become vested and exercisable based on the previous provisions shall be forfeited as of the
Termination

Date.

(x) Spin-offs and Other Divestitures.

If the termination of employment is due to the divestiture, cessation, transfer,

or
spin-off of a line of

business or other activity of

the Company, the Committee, in its sole

discretion, shall determine
the conversion, vesting, or other treatment of the Stock Option.
3. Exercise of the Option.
(d) Method of Exercise
. Optionee may exercise the vested portion of the Stock Option

(provided the Fair Market Value of
the shares of Common Stock

exercised exceeds the exercise

price) prior to the Expiration

Date of the Stock Option

by
delivering a

notice of

exercise in

such form

as may

be designated

by the

Company from

time to

time, or

making the
required electronic election with the Company’s

designated broker, and paying

the exercise price and any Tax

-Related
Items (as defined

in section 5 below)

and costs to

the Company’s

stock plan administrator

or such other

person as the
Company may

designate, together

with such

additional documents

as the

Company may

then require

pursuant to

the
terms of the Plan.
(e) Method of Payment
. Payment of the

exercise price may be

made by one of

the methods available under

the Company’s
exercise procedures, which may include:
(iv)
Payment by cash or check.

(v)
Payment by

transfer to

the Company

of whole

shares of

Common Stock

Optionee already

owns having

a Fair
Market Value

determined at

the time

of exercise

of the

Stock Option

equal to,

but not

exceeding, the

exercise
price and any Tax-Related

Items; and
(vi)
A “same day sale”

transaction pursuant to which

a third party (engaged

by you or the Company)

loans funds to
you to enable

you to purchase

shares of Common

Stock and pay

any Tax-Related Items, and then

sells a sufficient
number of the

exercised shares of

Common Stock on

your behalf to

enable you to

repay the loan

and any fees.
The remaining shares of Common Stock and/or cash are then delivered by the third party to the Optionee.
The Company

may suspend, or

eliminate, various

forms of permissible

payment of

the exercise price

from time to

time
in its

sole discretion.

Further, notwithstanding

any provision

within this

Agreement to

the contrary,

if the

Optionee is

a
resident or provides services outside of the United States, the Committee may require that the Optionee (or in the event of
the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as specified above, may require the Optionee to exercise the

Stock Option only by means of a “same

day sale” transaction
(either a

“sell-all” transaction

or a

“sell-to-cover” transaction)

as it

determines in

its sole

discretion, or

may require

the

Optionee to

sell any

shares of

Common Stock

the Optionee

acquires under

the Plan

immediately or

within a

specified
period following the Optionee’s termination

of employment with the Company or any Subsidiary or affiliated companies
(in which case, the Optionee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares on the Optionee’s behalf).

(f) Responsibility for Exercise.
The Optionee is responsible for taking any and

all actions as may be required to exercise
the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such

rules and procedures

as may be

established from time

to time. The

Optionee acknowledges that
information regarding the procedures and requirements for the exercise of the Stock Option is available to the Optionee
on request. Neither the Company nor any Subsidiary or affiliated companies shall have any duty or obligation to notify you of the Expiration Date of the Option.
4.
Non-Transferability.

The Stock Option may not

be sold, assigned, pledged,

exchanged, hypothecated, encumbered,

disposed of,
or otherwise

transferred, unless

otherwise provided

in the

Plan or this

Agreement.

Upon any attempt

to transfer,

assign, pledge,
hypothecate or otherwise

dispose of the

Stock Option or

of such rights

contrary to the

provisions hereof or

in the Plan,

the Stock
Option and such rights shall immediately become null and void.
5.
Withholding

of

Tax
.

The

Optionee

acknowledges

that,

regardless

of

any

action

taken

by

the

Company

or,

if

different,

the
Subsidiary

or

affiliated

company

that

employs

the

Optionee

(the

“Employer”),

the

ultimate

liability

for

all

income

tax,

social
contributions,

payroll

tax,

fringe

benefits

tax,

payment

on

account,

hypothetical

tax

or

other

tax-related

items

related

to

the
Optionee’s

participation in

the Plan

and legally

applicable to

the Optionee

or deemed

by the

Company or

the Employer

in their
discretion to

be an appropriate

charge to

the Optionee

even if legally

applicable to

the Company

or the Employer

(“Tax-Related
Items”),

is

and

remains

the

Optionee’s

responsibility

and

may

exceed

the

amount

actually

withheld

by

the

Company

or

the
Employer,

if

any.

The

Optionee

further

acknowledges

that

the

Company

and/or

the

Employer

(a) make

no

representations

or
undertakings regarding

the treatment of

any Tax

-Related Items in

connection with any

aspect of the Stock

Option, including, but
not limited to,

the grant, vesting,

exercise and the

subsequent sale of

shares of Common

Stock acquired

pursuant to such

vesting
and exercise

and the receipt

of any dividends;

and (b) do

not commit to

and are

under no obligation

to structure

the terms of

the
grant

or

any

aspect

of

the

Stock

Option

to

reduce

or

eliminate

the

Optionee’s

liability

for

Tax-Related

Items

or

achieve

any
particular tax result. Further, if the Optionee

is subject to Tax-Related Items in more

than one jurisdiction between the Grant Date
and the date of

any relevant taxable or tax

withholding event, as applicable,

the Optionee acknowledges that

the Company and/or
the Employer (or former employer,

as applicable) may be required to withhold or account for Tax

-Related Items in more than one
jurisdiction.
Prior to the

relevant taxable

or tax

withholding event, as

applicable, the Optionee

agrees to

make adequate arrangements

satisfactory
to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the

Company

shall

satisfy

the

obligations

with

regard

to

all

Tax-Related

Items

by

one

or

a

combination

of

the

following:

(i)
withholding from

the Optionee’s

wages or

other cash

compensation paid

to the

Optionee by

the Company

and/or the

Employer;
(ii) withholding from the shares of Common Stock to be delivered upon settlement of the Stock Option or other awards granted to
the Optionee or

(iii) permitting the

Optionee to tender

to the Company

cash or,

if allowed by

the Committee, shares

of Common
Stock.
Depending on

the withholding

method, the

Company may

withhold or

account for

Tax-Related

Items by

considering applicable
statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount and will have no entitlement

to the share equivalent.

If the obligation for

Tax-Related

Items is satisfied

by withholding from

the shares of
Common Stock to be delivered upon vesting of the Stock Option, for tax purposes, the Optionee is deemed to have been issued the
full number of

shares of Common

Stock subject to

the Stock Option,

notwithstanding that a

number of shares

of Common Stock
are held back solely for the purpose of paying the Tax

-Related Items. The Optionee will have no further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be

required to

withhold or

account for

as a

result of

the Optionee’s

participation in

the Plan

that cannot

be satisfied

by the
means previously

described. The

Company may

refuse to issue

or deliver

shares of

Common Stock

or proceeds

from the

sale of
shares

of

Common

Stock

until arrangements

satisfactory

to the

Company

have

been

made

in

connection

with

the

Tax-Related
Items.
6.
Restrictive Covenants; Confidential Information . The Optionee agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Grant document.

As a term and condition of this Grant, Optionee
agrees to the following terms:

e.
I agree

to use General

Mills Confidential

Information only

as needed

in the

performance of

my duties,

to hold
and

protect

such

information

as

confidential

to

the

Company,

and

not

to

engage

in

any

unauthorized

use

or
disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in
the Plan, I will not use or disclose,

directly or indirectly,

Company Confidential Information or trade

secrets for
any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing

a complaint with a government agency (including the Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity Commission

and others) or
from participating in an agency

proceeding. This document also does

not prevent me from providing

an agency
with information, including this

document, unless such information

is legally protected from disclosure

to third
parties.

I do not

need prior company

authorization to take

these actions, nor

must I notify

the company I

have
done so.
Also, as

provided in

18 U.S.C.

1833(b), I

cannot be

held criminally

or civilly

liable under

any federal

or state
trade secret

law for making

a trade secret

disclosure: (A)

in confidence

to a federal,

state, or

local government
official,

either

directly

or

indirectly,

or

to

an

attorney,

solely

for

the

purpose

of

reporting

or

investigating

a
suspected violation of law; or (B) in a

complaint or other document filed in a lawsuit or other

proceeding, if such
filing is made under seal.
General Mills Confidential Information means any non-public

information I create, receive, use

or observe in the
performance of my job at General Mills, including

trade secrets.

Examples of Confidential Information include
marketing, merchandising, business plans,

business methods, pricing,

purchasing, licensing, contracts,

employee,
supplier

or

customer

information,

financial

data,

technological

developments,

manufacturing

processes

and
specifications, product

formulas, ingredient specifications,

software code, and

all other proprietary

information
which is not publicly available to others.
Prior

to

leaving

the

Company,

I

agree

to

return

all

materials

in

my

possession

containing

Confidential
Information,

as

well

as

all

other

documents

and

other

tangible

items

provided

to

me

by

General

Mills,

or
developed by me in connection with my employment with the Company.
f. [
This Section 6.b.

does not apply

to California, Colorado, Minnesota,

and Washington -based employees.
] I agree
that for one year after

I leave the Company, including retiring from the

Company, I will not work on any

product,
brand

category,

process,

or

service:

(A)

on

which

I

worked,

or

about

which

I

had

access

to

Confidential
Information, in

the year immediately

preceding my

termination (including

retirement) from General

Mills, and
(B) which competes with General Mills products, brand categories, processes, or related services.

g.
I agree

that for

one year

after I

leave General

Mills, including

retiring from

the Company,

I will

refrain from
directly or

indirectly soliciting

Company

employees for

the purpose

of hiring

them or

inducing them

to leave
their employment with the Company.
h.
I agree that

after I leave

General Mills, including

retiring from the

Company, I will indefinitely refrain

from using
Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of

the obligations set

forth in this

paragraph may result

in the rescission

of the Grant,

termination and forfeiture

of any
unvested

or un-exercised

Options, and/or

required

payment to

Company

of all

or a

portion

of any

monetary

gains acquired

by
Optionee as a

result of the

Grant, unless the

Grant vested and

was settled more

than four (4)

years prior to

the breach.

The foregoing
remedies are in

addition to, and

not in lieu

of injunctive relief

and/or any other

legal or equitable

remedies available under

applicable
law
7.
Nature of Grant . In accepting the Stock Option, the Optionee acknowledges and agrees that:
(n)
the Plan is established

voluntarily by the Company, it is

discretionary in nature and

it may be

modified, amended,
suspended or terminated

by the Company,

in its sole discretion,

at any time (subject

to any limitations set

forth
in the Plan);
(o)
the grant

of the

Stock Option

is voluntary

and occasional

and does

not create

any contractual

or other

right to
receive future grants

of stock options,

or benefits in lieu

of stock options, even

if stock options

or other awards
have been granted in the past;

(p)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(q)
the Optionee’s participation

in the Plan is voluntary;
(r)
the

Stock

Option

and

the

Optionee’s

participation

in

the

Plan

shall

not

create

a

right

to

employment

or

be
interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its

Subsidiaries

or

affiliated
companies and

shall not

interfere with

the ability of

the Company

or the

Employer,

as applicable,

to terminate
the Optionee’s employment relationship

(as otherwise may be permitted under local law);
(s)
unless otherwise agreed

with the Company,

the Stock Option

and any

shares of Common

Stock acquired

upon
vesting and exercise

of the Stock

Option, and the

income from and

value of same,

are not granted

as consideration
for, or in connection with, any

service the Optionee may provide

as a director of

any of any

Subsidiary or affiliate
of the Company;
(t)
the Stock Option

and any shares of

Common Stock acquired

under the Plan

and the income and

value of same,
are

not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,

resignation,
termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service

awards,

pension

or
retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or
relating

in

any

way

to,

past

services

for

the

Company,

the

Employer

or

any

Subsidiary

or

affiliate

of

the
Company;
(u)
the future

value of

the shares of

Common Stock

underlying the

Stock Option

is unknown,

indeterminable, and
cannot be predicted with certainty;

(v)
if the underlying shares of Common Stock do not increase in value, the Stock

Option will have no value;

(w)
upon exercise of the Stock Option, the

value of such shares of Common Stock

may increase or decrease in value,
even below the exercise price;

(x)
no claim or

entitlement to compensation or

damages shall arise

from forfeiture of the

Stock Option resulting from
termination of the Optionee’s employment (for

any reason whatsoever and

whether or not

in breach of local

labor
laws or

later found

invalid) and,

in consideration

of the

Stock Option,

the Optionee

agrees not

to institute

any
claim against the Company or the Employer;
(y)
the

Stock

Option

and

the

benefits

evidenced

by

this

Agreement

do

not

create

any

entitlement

not

otherwise
specifically provided

for in the

Plan or provided

by the Company

in its discretion,

to have the

Stock Option

or
any such benefits transferred to, or assumed

by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate

transaction affecting the shares of Common Stock; and
(z)
neither the Company nor any of

its Subsidiaries or affiliated companies

shall be liable for any foreign

exchange
rate fluctuation between the Optionee’s

local currency and the U.S. dollar that may affect

the value of the Stock
Option or any

amounts due to

the Optionee pursuant

to the exercise

of the Stock

Option or the

subsequent sale
of any shares of Common Stock acquired upon exercise of the Stock Option.
8.
Data Privacy .
If the Optionee would

like to participate in

the Plan, the Optionee

will need to review

the information provided

in
this Section 8

and, where

applicable, declare

the Optionee’s

consent to the

processing of

personal data

by the Company

and the
third parties stated below.

If the Optionee is based in the European

Union (“EU”), European Economic Area

(“EEA”) or United Kingdom, please note that
General Mills,

Inc. with registered address at

One General

Mills Boulevard, Minneapolis, MN

55426-1347, U.S.A., is

the controller
responsible for the processing

of the Optionee’s

personal data in connection with the Agreement

and the Plan.
(h) Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about

the Optionee, specifically,

the Optionee’s

name, home address

and telephone

number,

email
address, date of birth, social insurance, passport number or other identification number,

salary, nationality,

job
title, any

shares

of Stock

or directorships

held in

the Company

or any

affiliated company,

details of

all Stock
Options or

any other

entitlement to

shares

of Stock

awarded,

canceled,

exercised,

settled, vested,

unvested or
outstanding

in

the

Optionee’s

favor,

which

the

Company

receives

from

the

Optionee

or

the

Employer

(the
“Data”).

The

Company

collects,

processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual

obligations

under this

Agreement,

implementing,

administering and

managing the

Optionee’s

participation

in
the Plan and facilitating compliance with applicable tax and securities law.

If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the
Company is

the necessity

of the

processing

for the

Company to

perform its

contractual obligations

under this
Agreement

and the

Plan and

the Company’s

legitimate business

interests of

managing the

Plan, administering
employee equity awards and complying with its contractual

and statutory obligations.

If the Optionee is based in any

other jurisdiction, the legal basis for the

processing of the Data by

the Company
is the Optionee’s

consent as further described below.
(i)
Stock Plan

Administration Service

Providers.

The Company

transfers Data

to E*TRADE

Financial Corporate
Services, Inc.

(including its

affiliated companies),

an independent

service provider

which assists

the Company
with the implementation,

administration and management

of the Plan.

In the future,

the Company may select

a
different service provider, which will in a similar

manner, share Data with such service provider. The Company’s service provider

will maintain

an account

for the

Optionee to

administer the

Stock Options.

The processing

of
Data will

take place

through

both electronic

and non-electronic

means. Data

will only

be accessible

by those
individuals requiring access to it for purposes of implementing,

administering and operating the Plan.
(j)
International Data Transfers.

The Company and

its service providers

are based

in the United States

and India.
The

Optionee’s

country or

jurisdiction

may

have

different

data

privacy

laws and

protections

than

the United
States and

India. An

appropriate

level of

protection

can be

achieved

by implementing

safeguards

such as

the
Standard Contractual Clauses adopted by

the EU Commission.
If the Optionee

is based in

any other jurisdiction,

the Data will

be transferred

from the

Optionee’s

jurisdiction
to the Company and onward

from the Company

to any of its service providers

based on the Optionee’s

consent,
as further described below.
(k) Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Optionee’s

participation in the Plan, or as required to comply with legal or regulatory obligations, including
tax

and

securities laws.

When

the

Company

no longer

needs the

Data,

the

Company

will remove

it from

its
systems.

If

the

Company

keeps

data

longer,

it

would

be

to

satisfy

legal

or

regulatory

obligations

and

the
Company’s

legal

basis

would

be

relevant

laws

or

regulations

(if

the

Optionee

is

in

the

EU,

EEA

or

United
Kingdom) or the Optionee’s

consent (if the Optionee is outside the EU, EEA or United Kingdom).
(l)
Data

Subject

Rights.

The

Optionee

may

have

a

number

of

rights

under

data

privacy

laws

in

the

Optionee’s
jurisdiction. Subject to

the conditions set

out in the

applicable law and

depending on where the

Optionee is based,
such rights may

include the right to

(i) request access

to, or copies of,

the Data processed

by the Company,

(ii)
rectification of incorrect

Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the
processing

of

Data

for

legitimate

interests,

(vi)

portability

of

Data,

(vii)

lodge

complaints

with

competent
authorities

in

the

Optionee’s

jurisdiction,

and/or

to

(viii)

receive

a

list

with

the

names

and

addresses

of

any
potential

recipients

of

Data.

To

receive

clarification

regarding

these

rights

or

to

exercise

these

rights,

the
Optionee can contact HR Direct.
(m)
Necessary

Disclosure

of

Personal

Data.

The

Optionee understands

that

providing

the

Company with

Data

is
necessary for the performance of the Agreement and that the Optionee’s refusal to provide the Data would make
it impossible

for

the Company

to perform

its contractual

obligations

and

may affect

the Optionee’s

ability to
participate in the Plan.
(n)
Declaration

of

Consent

(if

the

Optionee

is outside

the

EU,

EEA

and

United

Kingdom).

The

Optionee

hereby
unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above

and

in

any

other

grant

materials,

by

and

among,

as

applicable,

the

Employer,

the

Company

and

any
affiliated

company

for

the

exclusive

purpose

of

implementing,

administering

and

managing

the

Optionee’s
participation in the Plan.

The Optionee understands that

the Optionee may,

at any time, refuse

or withdraw the
consents herein,

in any

case without

cost, by

contacting HR

Direct.

If the

Optionee does

not consent

or later
seeks to revoke the

Optionee’s

consent, the Optionee’s

employment status or service

with the Employer will not
be affected;

the Optionee’s

consequence of

refusing or

withdrawing consent

is that the

Company would

not be
able

to award

the Stock

Options to

the Optionee

or any

other equity

award

to the

Optionee

or administer

or
maintain such awards.

Therefore, the Optionee understands that refusing or withdrawing consent may affect the

Optionee’s

ability to participate in the Plan. For more

information on the consequences of refusal to

consent or
withdrawal of consent, the Optionee should contact HR Direct.
9.
Insider Trading;

Market Abuse Laws
. By participating

in the Plan,

the Optionee agrees

to comply with

the Company’s

policy
on insider

trading (to

the extent

that it

is applicable

to the

Optionee), the

Optionee further

acknowledges that,

depending on

the
Optionee’s or his or her

broker’s country of residence or

where the shares

of Common Stock are

listed, the Optionee may

be subject
to insider trading

restrictions and/or market

abuse laws that may

affect the Optionee’s

ability to accept,

acquire, sell or otherwise
dispose of shares of Common Stock,

rights to shares of Common Stock (e.g.,

stock options) or rights linked to the

value of shares
of Common Stock,

during such times

the Optionee is

considered to have

“inside information” regarding

the Company as defined
by the

laws or

regulations in

the Optionee’s

country.

Local insider

trading laws

and regulations

may prohibit

the cancellation

or
amendment

of

orders

the

Optionee

places

before

he

or

she

possessed

inside

information.

Furthermore,

the

Optionee

could

be
prohibited from

(i) disclosing the

inside information

to any

third party

(other than

on a

“need to

know” basis)

and (ii)

“tipping”
third

parties

or

causing

them

otherwise

to

buy

or

sell

securities.

The

Optionee

understands

that

third

parties

include

fellow
employees. Any restriction under

these laws or

regulations are separate from

and in addition

to any restrictions

that may be

imposed
under any applicable Company

insider trading policy. The Optionee acknowledges

that it is

the Optionee’s responsibility to comply
with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor

on this matter
10.
11.
Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
Electronic Delivery
. The Optionee

agrees, to the fullest

extent permitted by law,

in lieu of receiving

documents in paper format,
to

accept

electronic

delivery

of

any

documents

that

the

Company

and

its

Subsidiaries

or

affiliated

companies

may

deliver

in
connection

with

this

grant

and

any

other

grants

offered

by

the

Company,

including

prospectuses,

grant

notifications,

account
statements,

annual

or

quarterly

reports,

and

other

communications.

Electronic

delivery

of

a

document

may

be

made

via

the
Company’s email

system or by reference to a

location on the Company’s

intranet or website or a website

of the Company’s

agent
administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan

through such

system, intranet,

or website,

including but

not limited

to the

use of

electronic signatures

or click-through
electronic acceptance of terms and conditions.
12.
English Language
. The

Optionee acknowledges

and agrees

that it

is the

Optionee’s

express intent

that this

Agreement and

the
Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Stock Option be drawn
up in

English. To

the extent

the Optionee

has been

provided with

a copy

of this

Agreement,

the Plan,

or any

other documents
relating to this Award

in a language other than English, the English language documents will prevail in case of any ambiguities or
divergences as a result of translation.
13.
Addendum
.

Notwithstanding

any

provisions

in

this

Agreement,

the

Stock

Option

shall

be

subject

to

any

special

terms

and
conditions set forth in the

Country-Specific Addendum to this Agreement

(the “Addendum”). Moreover,

if the Optionee transfers
to one of the

countries included in such

Addendum, the special terms

and conditions for such

country will apply

to the Optionee,
to the extent

the Company determines

that the application

of such terms

and conditions is

necessary or advisable

to comply with
local law

or facilitate

the administration

of the

Plan (or

the Company

may establish

alternative terms

and conditions

as may

be
necessary or advisable to accommodate the Optionee’s

transfer). The Addendum constitutes part of this Agreement.
14. Not a Public Offering
. The award of

the Stock Option is

not intended to

be a public offering

of securities in the

Optionee’s country
of employment

(or country

of residence,

if different).

The Company

has not

submitted any

registration statement,

prospectus or
other filings with the local

securities authorities (unless otherwise

required under local law), and

the award of the Stock Option

is
not subject to the supervision

of the local securities authorities.

No employee of the Company or

any of its Subsidiaries

or affiliated
companies is permitted to

advise the Optionee

on whether he/she

should participate in the

Plan. Acquiring shares

of Common Stock
involves a degree of risk. Before deciding to participate in the Plan, the Optionee should carefully consider all risk factors relevant
to the acquisition of

shares of Common Stock

under the Plan and

carefully review all of

the materials related to

the Stock Option
and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.
15.
Repatriation; Compliance with Law . The Optionee agrees to repatriate all payments attributable to the shares of Common Stock and/or cash acquired under the

Plan in accordance with

applicable foreign exchange rules and

regulations in the Optionee’s country
of employment (and country of residence, if different).

In addition, the Optionee agrees to take any and all actions, and consent to
any and

all actions

taken by

the Company

and any

of its

Subsidiaries and

affiliated companies,

as may

be required

to allow

the
Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the

Optionee’s
country of employment (and

country of residence, if different).

Finally, the

Optionee agrees to take any

and all actions as may

be
required to

comply with the

Optionee’s

personal obligations

under local

laws, rules and/or

regulations in

the Optionee’s

country
of employment and country of residence, if different).

16.
Imposition of Other Requirements.
The Company reserves the

right to impose other

requirements on the Optionee’s participation
in

the

Plan,

on

the

Stock

Option,

and

on

any

shares

of

Common

Stock

acquired

under

the

Plan,

to

the

extent

the

Company
determines

it

is

necessary

or

advisable

for

legal

or

administrative

reasons,

and

to

require

the

Optionee

to

sign

any

additional
agreements or undertakings that may be necessary to accomplish the foregoing.
17.
Committee’s

Powers.
No provision

contained in

this Agreement

shall in any

way terminate,

modify or

alter, or

be construed

or
interpreted as

terminating, modifying

or altering

any of

the powers,

rights or

authority vested

in the

Committee or,

to the

extent
delegated, in

its delegate,

pursuant to

the terms

of the

Plan or

resolutions adopted

in furtherance

of the

Plan, including,

without
limitation,

the

right

to

make

certain

determinations

and

elections

with

respect

to

the

Stock

Option.

Any

dispute

regarding

the
interpretation of

this Agreement

or the

terms of

the Plan

shall be

submitted to

the Committee

or its

delegate who

shall have

the
discretionary authority to construe the terms of this Agreement, the Plan,

and all documents ancillary to this Award.

The decisions
of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.
18.
Binding Effect.

This Agreement shall be binding

upon and inure to the benefit

of any successors to the Company

and all persons
lawfully claiming under the Optionee.
19.
Governing Law

and Forum
. Without

limiting the

effect of

section 16,

this Agreement

shall be

governed by,

and construed

in
accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
20.
Severability . The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or

in part, the Agreement shall be reformed

and construed so that it would be enforceable

to
the maximum

extent legally

possible, and

if it

cannot be

so reformed

and construed,

as if

such unenforceable

provision, or

part
thereof, had never been contained herein.
21.
Waiver . The waiver by the Company with respect to Optionee’s (or any other participant’s) compliance with any provision of this
Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by
such party of a provision of this Agreement
A copy of the

Plan and the Prospectus

to the General Mills,

Inc. 2022 Stock Compensation Plan

is available on G&Me

by searching “2022
Stock Compensation Plan”.

A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at
www.generalmills.com

under Investor Information/Annual Reports.

GENERAL MILLS, INC.